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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)       September 5, 2001
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                            Springs Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        South Carolina                  1-5315                   57-0252730
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(State or Other Jurisdiction         (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)


205 North White Street, Fort Mill, South Carolina                29715
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   (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code           (803) 547-1500
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          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 1.  CHANGE OF CONTROL OF REGISTRANT

         On September 5, 2001, an affiliate of Heartland Industrial Partners, L.P. ("Heartland") merged with and into Springs Industries, Inc. ( the "Company") pursuant to a Recapitalization Agreement dated as of April 24, 2001, as amended as of July 31, 2001 (the "Recapitalization Agreement"), attached hereto as Exhibit 99.1 and incorporated herein by reference. The merger was a "going private" transaction as described in more detail in the Statement on
Schedule 13E-3 filed with the Commission on May 9, 2001, and amended on July 5, 2001, August 7, 2001, and September 6, 2001, and the Definitive Proxy Statement on Schedule 14A filed by the Company with the Commission on August 7, 2001, which are attached hereto as Exhibits 99.2 and 99.3, respectively, and incorporated herein by reference.


ITEM 5.  OTHER EVENTS.

         On September 5, 2001, the Company issued a press release announcing that the merger of an affiliate of Heartland with the Company had been completed as of September 5, 2001. As a result of the merger, each outstanding share of the Company's common stock, other than shares held by the Close family, Heartland (and its co-investors) and certain key management employees, was converted into the right to receive $46 in cash. A copy of the press release is attached hereto as Exhibit 99.4 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit No.       Description
                  -----------       -----------

                  99.1              Recapitalization Agreement dated as of April 24,
                                    2001, as amended as of July 31, 2001, between Springs
                                    Industries, Inc. and an affiliate of Heartland
                                    Industrial Partners, L.P. (incorporated by reference
                                    to Appendix A in the Definitive Proxy Statement on
                                    Schedule 14A previously filed by the Company on
                                    August 7, 2001).

                  99.2              Statement on Schedule 13E-3 (previously filed on May
                                    9, 2001, with amendments filed on July 5, 2001,
                                    August 7, 2001, and September 6, 2001).

                  99.3              Definitive Proxy Statement on Schedule 14A
                                    (previously filed on August 7, 2001).

                  99.4              Press Release dated September 5, 2001 (incorporated by
                                    reference to an exhibit to an amended Schedule 13E-3
                                    previously filed on September 6, 2001).



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             SPRINGS INDUSTRIES, INC.

                             By:  /s/ C. Powers Dorsett
                                  ---------------------------------------------
                                  Name:  C. Powers Dorsett
                                  Title: Senior Vice President, General Counsel
                                         and Secretary

September 20, 2001